                               POWER OF ATTORNEY
                              -------------------

     KNOW ALL MEN BY THESE PRESENTS,  that each undersigned  hereby  constitutes and appoints MICHAEL D. ODAI his or its true and lawful attorney-in-fact to:

        (1)     execute for and on behalf of each undersigned (each, a
"Reporting Person"), individually or jointly with any other reporting persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Form D, Schedule 13D, Schedule 13G, Form 13-F, Form
3, Form 4, Form 5 and any applicable registration statements, notice filings or reports) that such Reporting Person may be required or requested to file with the United States Securities and Exchange Commission (the "SEC") pursuant to the
Securities Act of 1933, the Securities Exchange Act of 1934, the Investment
Company Act of 1940 or the Investment Advisers Act of 1940, each as amended and with the implementing rules and regulations thereto (collectively, the
"Reports") with respect to a Reporting Person's (a) status as an officer or director of, or (b) ownership of, or transactions in, securities of, any entity whose securities are beneficially owned (directly or indirectly) by such
Reporting Person (each, a "Company") or with respect to a Reporting Person's obligation to register or otherwise provide filings or reports to the SEC;

        (2)     do and perform any and all acts for and on behalf of each
Reporting Person which may be necessary or desirable to complete and execute any such Reports and timely file such forms and schedules with the SEC and any stock exchange or similar foreign or domestic, federal or state authority; and

        (3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, such Reporting Person, it being understood that the documents executed by such attorney-in-fact on behalf of such Reporting Person, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

        Each Reporting Person hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such
Reporting Person might or could do if personally present, with full power of revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Each
Reporting Person acknowledges that no such attorney-in-fact, in serving in such capacity at the request of such Reporting Person, is hereby assuming, nor is any
Company hereby assuming, any of such Reporting Person's responsibilities to comply with any such registration, filing or reporting requirements of the SEC or any stock exchange or similar foreign or domestic, federal or state authority, including without limitation Section 16 or Section 13 of the
Securities Exchange Act of 1934 or otherwise.

        This Power of Attorney shall remain in full force and effect with respect to a Reporting Person until the later of such time that (a) such
Reporting Person is no longer required to file Forms 3, 4 and 5 or Schedules
13G/D with respect to such Reporting Person's holdings of and transactions in securities issued by a Company, or (b) such Reporting Person is no longer required to file any other forms, registration statements or similar filings with the United States Securities and Exchange Commission or any other similar federal or state governmental entity, unless this Power of Attorney is earlier
(i) revoked by such Reporting Person in a signed writing delivered to the foregoing attorney-in-fact or (ii) revoked by such foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of April, 2010. This Power of Attorney may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                                  VGF I LIMITED,
                                  a Cayman Islands company

                                  By: /s/ Shai Weiss
                                      -----------------------------------------
                                      Shai Weiss, Director

                                  VGF PARTNERS I, L.P.,
                                  a Cayman Islands exempted limited partnership

                                  By: VGF I Limited,
                                      a Cayman Islands Company
                                      Its General Partner

                                  By: /s/ Shai Weiss
                                      -----------------------------------------
                                      Shai Weiss, Director

                                  VIRGIN GREEN FUND I, L.P.,
                                  a Cayman Islands exempted limited partnership

                                  By: VGF Partners I, L.P.,
                                      a Cayman Islands exempted limited partnership
                                      Its General Partner

                                  By: VGF I Limited,
                                      a Cayman Islands company
                                      Its General Partner

                                  By: /s/ Shai Weiss
                                      -----------------------------------------
                                      Shai Weiss, Director

                                  VGF ADVISERS (US) LLC,
                                  a Delaware limited liability company

                                  By: VGF I Limited,
                                      a Cayman Islands Company
                                      Its Managing Member

                                  By: /s/ Shai Weiss
                                      -----------------------------------------
                                      Shai Weiss, Director

                                  VGF ADVISERS (UK) LLP,
                                  a United Kingdom limited liability partnership

                                  By: VGF I Limited,
                                      a Cayman Islands Company
                                      Its Managing Partner

                                  By: /s/ Shai Weiss
                                      ------------------------------------------
                                      Shai Weiss, Director

                                  DIRECTORS:

                                      /s/ Shai Weiss
                                      ------------------------------------------
                                      Shai Weiss

                                      /s/ Anup Jacob
                                      ------------------------------------------
                                      Anup Jacob

                                      ------------------------------------------
                                      Stephen Murphy

                                      ------------------------------------------
                                      Mark Poole

                                      ------------------------------------------
                                      Niall Ritchie

                                  VGF ADVISERS (US) LLC,
                                  a Delaware limited liability company

                                  By: VGF I Limited,
                                      a Cayman Islands Company
                                      Its Managing Member

                                  By:
                                      ------------------------------------------
                                      Shai Weiss, Director

                                  VGF ADVISERS (UK) LLP,
                                  a United Kingdom limited liability partnership

                                  By: VGF I Limited,
                                      a Cayman Islands Company
                                      Its Managing Partner

                                  By:
                                      ------------------------------------------
                                      Shai Weiss, Director

                                  DIRECTORS:

                                      ------------------------------------------
                                      Shai Weiss

                                      ------------------------------------------
                                      Anup Jacob

                                      /s/ Stephen Murphy
                                      ------------------------------------------
                                      Stephen Murphy

                                      /s/ Mark Poole
                                      ------------------------------------------
                                      Mark Poole

                                      /s/ Niall Ritchie
                                      ------------------------------------------
                                      Niall Ritchie